UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2020
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
Carter Validus Mission Critical REIT II, Inc.
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.
On September 30, 2020, Sila Realty Trust, Inc. f/k/a Carter Validus Mission Critical REIT II, Inc., a Maryland corporation (the “Company”) and Sila REIT, LLC f/k/a Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, entered into the Third Amended and Restated Agreement of Limited Partnership of Sila Realty Operating Partnership, LP f/k/a Carter Validus Operating Partnership II, LP (the “Third A&R LP Agreement”), a Delaware limited partnership (the “Operating Partnership”), in order to reflect the completion of the previously announced internalization (the “Internalization Transaction”) of the external management functions previously performed for the Company and the Operating Partnership by Carter Validus Advisors II, LLC (the “Advisor”) and its affiliates and the Redemption (as defined herein).
The foregoing description of the terms of the Third A&R LP Agreement is not complete and is qualified in its entirety by reference to the Third A&R LP Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
John E. Carter Resignation from Board
As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2020 (the “July Form 8-K”), on July 28, 2020, John E. Carter agreed, pursuant to the Purchase Agreement (as defined herein) and as a closing condition therein, to resign as a director of the board of directors of the Company (the “Board”). Mr. Carter’s resignation was effective on September 30, 2020 upon the closing of the Internalization Transaction (the “Closing”). Mr. Carter’s resignation was not a result of any disagreement with the Board or the Company on any matter relating to the Company’s operations, policies or practices. As a result of Mr. Carter’s resignation, the Board reduced its size so that it now has five members, four of whom are independent directors.
Formation of Committees
Effective upon the Closing of the Internalization Transaction, the Board approved the establishment of a Compensation Committee of the Board (the “Compensation Committee”) and a Nominating and Corporate Governance Committee of the Board (the “NCG Committee”). The charters for these new committees, as well as the amended and restated charter for the existing Audit Committee of the Board (the “Audit Committee”), are available on the Company’s website at silarealtytrust.com.
The composition of each of the committees of the Board is as follows:
Audit Committee
Jonathan Kuchin (Chairman)
Ron Rayevich
Randall Greene
Compensation Committee
Randall Greene (Chairman)
Ron Rayevich
Roger Pratt
NCG Committee
Roger Pratt (Chairman)
Jonathan Kuchin
Michael A. Seton

Revised Independent Director Compensation
A special committee (the “Special Committee”) comprised entirely of independent and disinterested members of the Board, engaged FPL Associates L.P., a nationally-recognized compensation consulting firm specializing in the real estate industry, as an executive compensation consultant with respect to the compensation of the Company’s independent directors. Effective upon the Closing of the Internalization Transaction, the Board approved the following annual compensation amounts for the Company’s independent directors, to be prorated for the remainder of the year ending December 31, 2020:
Annual Cash Retainers

•	Each of the Company’s independent directors will receive an annual base retainer of $90,000;

•	The chairman of the Audit Committee will receive an additional annual cash amount of $15,000;

•	The chairman of the Board will receive an additional annual cash amount of $50,000;

•	The chairman of the Compensation Committee will receive an additional annual cash amount of $10,000; and

•	The chairman of the NCG Committee will receive an additional annual cash amount of $10,000.
Meeting Fees
• Each of the members of the Audit Committee will receive $2,500 for each regularly scheduled Audit Committee meeting (whether in-person or telephonic);
• Each of the independent members of the NCG Committee will receive $1,500 for each regularly scheduled meeting (whether in person or telephonic); and
• Each of the members of the Compensation Committee will receive $1,500 for each regularly scheduled meeting (whether in person or telephonic).
Annual Equity Awards
The Company will annually grant each independent director $70,000 in restricted shares of Class A common stock of the Company at the most recently determined estimated net asset value per share, which will be issued pursuant to the Company’s Amended and Restated 2014 Restricted Share Plan and award agreements. Restricted stock issued to the independent directors will vest over a one-year period.
Executive Employment Agreements
Concurrently with, and as a condition to the execution and delivery of the Purchase Agreement (as defined herein), the Company entered into an employment agreement with each of Michael A. Seton and Kay C. Neely pursuant to which Mr. Seton and Ms. Neely shall serve from and after the Closing as Chief Executive Officer and Chief Financial Officer of the Company. The material terms of such employment agreements were summarized in Item 5.02 of the July Form 8-K, which is incorporated by reference herein, and such summaries are qualified in their entirety by reference to the Employment Agreements, which were filed as Exhibits 10.1 and 10.2 to the July Form 8-K, and are incorporated by reference herein.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 30, 2020, Articles of Amendment changing the Company’s name from “Carter Validus Mission Critical REIT II, Inc.” to “Sila Realty Trust, Inc.” were filed and accepted for record by the State Department of Assessment and Taxation of the State of Maryland, and thereby became effective as part of the Company’s charter. The Articles of Amendment are filed as Exhibit 3.1 to this Current Report on Form 8-K.
Item 7.01    Regulation FD.
On September 30, 2020, the Company issued a press release announcing the close of the Internalization Transaction as disclosed in Item 8.01 below. A copy of the Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the Press Release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act. The information set forth in this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01    Other Events.
On September 30, 2020, the Company and the Operating Partnership closed the Internalization Transaction. Further, the Company hired the workforce necessary for the management and day-to-day real estate and accounting operations of the Company.
The Membership Interest Purchase Agreement (the “Purchase Agreement"), dated July 28, 2020, was entered into with the Advisor and various affiliates of the Advisor, including CV Manager, LLC, a newly formed Delaware limited liability company (“Manager Sub”), Carter Validus REIT Management Company II, LLC, a Florida limited liability company (“CVRMC II”), Carter Validus Real Estate Management Services II, LLC, a Delaware limited liability company and the former property manager and leasing agent for the Company (“CVREMS II”), Carter Validus Holdings Management, Inc., a Delaware corporation (“CVHM”), CV Asset and Property Management Company, LLC, a Florida limited liability company (“CVAPMC”, together with the Advisor, CVRMC II, CVREMS II, and CVHM, the “Sellers”), Validus Group Partners, Ltd., a Florida limited partnership, Strategic Capital Management Holdings, LLC, a Delaware limited liability company, Carter Validus Advisors Holdings II, LLC, a Delaware limited liability company, John E. Carter, Mario Garcia, Jr. and Robert M. Winslow.
Pursuant to the Purchase Agreement, the Operating Partnership (i) acquired 100% of the membership interests in Manager Sub, which, immediately prior to the Closing, held all of the assets necessary to operate the business of the Company and its subsidiaries, for an aggregate cash purchase price of $40,000,000, subject to certain adjustments (the “Purchase Price”) and (ii) redeemed the Advisor’s limited partner interest (including special limited partner interest) in the Operating Partnership (the “Redemption”). $25,000,000 of the Purchase Price was paid at the Closing to the Sellers and, subject to certain acceleration provisions: (i) $7,500,000 will be due and payable on March 31, 2021, and (ii) $7,500,000 will be due and payable on March 31, 2022.
As previously reported in the July Form 8-K, the Special Committee negotiated the Internalization Transaction and, after consultation with its independent legal and financial advisors, determined that the Internalization Transaction is advisable, fair and reasonable to and in the best interests of the Company and on terms and conditions no less favorable to the Company than those available from unaffiliated third parties, and recommended that the Board authorize and approve the Internalization Transaction. Upon the recommendation from the Special Committee, the Board unanimously authorized and approved the Internalization Transaction.
The foregoing description of the terms of the Purchase Agreement and Internalization Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the July Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

3.1	Articles of Amendment.
2.1
Membership Interest Purchase Agreement, dated as of July 28, 2020, by and among Carter Validus Mission Critical REIT II, Inc., Carter Validus Operating Partnership II, LP, Carter Validus Advisors Holdings II, LLC, Carter Validus Advisors II, LLC, Carter Validus REIT Management Company II, LLC, Carter Validus Real Estate Management Services II, LLC, CV Asset and Property Management Company, LLC, Strategic Capital Management Holdings, LLC, Validus Group Partners, Ltd., John E. Carter, Mario Garcia, Jr., Robert M. Winslow and CV Manager, LLC (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2020, and incorporated herein by reference).*

10.1	Third Amended and Restated Limited Partnership Agreement of Sila Realty Operating Partnership, LP f/k/a Carter Validus Operating Partnership II, LP.
10.2
Employment Agreement, by and among Carter Validus Mission Critical REIT II, Inc., Carter Validus Operating Partnership II, LP, CV Manager, LLC and Michael A. Seton, dated as of July 28, 2020 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2020, and incorporated by reference herein).

10.3
Employment Agreement, by and among Carter Validus Mission Critical REIT II, Inc., Carter Validus Operating Partnership II, LP, CV Manager, LLC and Kay C. Neely, dated as of July 28, 2020 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2020, and incorporated by reference herein).

99.1	Press Release.

*
Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission (“SEC”) upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

September 30, 2020	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer